Filed Pursuant to Rule 497
Registration No. 333-197447

Supplement No. 4 dated December 19, 2014
to
Prospectus dated September 8, 2014

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Business Development Corporation of America II, which we refer to as the Company, our, us or we, dated September 8, 2014, or the Prospectus, as supplemented by Supplement No. 3 dated December 18, 2014, Supplement No. 2 dated November 21, 2014 and Supplement No. 1 dated November 6, 2014. Terms not defined herein shall have the meanings ascribed to them in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 24 of the Prospectus before you decide to invest.

PROSPECTUS UPDATES

Effective December 18, 2014, the board of directors of the Company appointed Randolph C. Read as an independent director and a member of the audit, nominating and corporate governance and valuation committees. Accordingly, the disclosure in the Prospectus is revised as follows:

Management

•	The table under the sub-heading “Directors” on page 72 of the Prospectus is replaced in its entirety with the following:

“Name	Age	Director Since	Expiration of Current Term
Interested Directors
Nicholas S. Schorsch	53	April 2014	2015 Annual Meeting
William M. Kahane	66	April 2014	2015 Annual Meeting
Independent Directors
Leslie D. Michelson	63	August 2014	2015 Annual Meeting
Randolph C. Read	62	December 2014	2015 Annual Meeting
Edward G. Rendell	70	August 2014	2015 Annual Meeting”

•	Mr. Read’s biography is added under the sub-heading “Biographical Information – Independent Directors” following Mr. Michelson’s biography on page 75 of the Prospectus:

“Randolph C. Read was appointed an independent director of our company in December 2014. Mr. Read has been President and Chief Executive Officer of Nevada Strategic Credit Investments, LLC since 2009.  From 2007 to 2009 Mr. Read served with The Greenspun Corporation, lastly as Executive Director and President, whose companies included its wholly owned subsidiary American Nevada Realty.  Mr. Read has previously served as President of a variety of other companies, including International Capital Markets Group, Inc.  Mr. Read serves on the Board of Directors of Pacific Millennium Packaging Group Corporation (Hong Kong) and the advisory board of the Flying Food Group, LLC and has previously served on a number of public and private company boards.  He has an M.B.A. in Finance from the Wharton Graduate School of the University of Pennsylvania and a B.S. from Tulane University.

We believe that Mr. Read’s prior business experience and his leadership qualities make him well-qualified to serve as a member of our board of directors.”

•	The section under the sub-heading “Committees of the Board of Directors” on page 77 of the Prospectus is replaced in its entirety with the following:

“Audit Committee

Our audit committee is composed entirely of independent directors. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. Leslie D. Michelson and Randolph C. Read serve as the members of our audit committee. Mr. Michelson serves as the chairman of the audit committee and has been designated as the audit committee financial expert.

Valuation Committee

Our valuation committee is composed entirely of independent directors. The valuation committee establishes guidelines and makes recommendations to our board of directors regarding the valuation of our loans and investments. The valuation committee is responsible for aiding our board of directors in fair value pricing of debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and valuation committee may utilize the services of an independent valuation firm to help them determine the fair value of these securities. Leslie D. Michelson, Randolph C. Read and Edward G. Rendell serve as members of the valuation committee.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is composed entirely of independent directors. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. Our nominating and corporate governance committee will consider stockholders’ proposed nominations for director; however, please see “Description of our Securities” for more information on certain requirements that must be met in connection therewith. Leslie D. Michelson, Randolph C. Read and Edward G. Rendell serve as the members of our nominating and corporate governance committee.”

Control Persons and Principal Stockholders

•	The table on page 91 of the Prospectus is replaced in its entirety with the following:

Shares Beneficially Owned as of the date of this Prospectus
“Name and Address(1)	Number	Percentage assuming minimum amount is purchased	Percentage assuming maximum amount is purchased
5% Stockholders:
AR Capital, LLC	22,222	8.0%	*
Interested Directors:
Nicholas S. Schorsch	—	—	—
William M. Kahane	—	—	—
Independent Directors:
Leslie D. Michelson	—	—	—
Randolph C. Read	—	—	—
Edward G. Rendell	—	—	—
Officers (that are not directors)
Katie P. Kurtz	—	—	—
Peter M. Budko	—	—	—
Walter D. Karle	—	—	—
All officers and directors as a group (9 persons)	—	—	—

_____________________________________

(1)	The address of each beneficial owner is c/o Business Development Corporation of America II, 405 Park Avenue, 14th Floor, New York, New York 10022.
*	Less than 1.0%.”

•	The table on page 92 of the Prospectus is replaced in its entirety with the following:

“Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Nicholas S. Schorsch	—
William M. Kahane	—
Independent Directors:
Leslie D. Michelson	—
Randolph C. Read	—
Edward G. Rendell	—

_____________________________________

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned by our directors is based on an assumed initial public offering price of $10.00 per share.
(3)	The dollar range of equity securities beneficially owned is: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.”